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Exhibit 10a

(LETTERHEAD OF TENNESSEE GAS PIPELINE/TENNECO ENERGY APPEARS HERE)


December 13, 1995


Atlanta Gas Light Company
303 Peachtree Street
Atlanta, GA  30308-4239
Attn:  Debbie McNeely

Dear Debbie:

This letter sets forth our agreement with respect to the amendments of the Firm Storage Agreements No. 2031 and 3998 between Tennessee Gas Pipeline
(TGP) and Atlanta Gas Light Company (the "Parties"). Our agreement is as follows:

1. The Agreement No. 3998 is hereby amended to increase the Maximum Storage Quantity (MSQ) by 3,000,000 Dth effective January 1, 1996.

2. The Agreement No. 3998 is hereby amended to increase the Maximum Daily Withdrawal (MDQ) on meter number 07-0020 (TGP-Portland Storage Withdrawal) by 20,000 Dth/d effective January 1, 1996.

3. The Agreement No. 3998 is hereby amended to increase the Maximum Daily Injection (MDI) on meter number 06-0020 (TGP-Portland Storage Injection) by 20,000 Dth/d effective January 1, 1996.

4.  The Agreement No. 2031 is hereby terminated effective December 31, 1995.

Please acknowledge your acceptance of the amendments by signing below and returning to my attention the duplicate originals of the letter. Upon execution by TGP, an original will be forwarded to your for your files.

Sincerely,

/s/ Craig S. Harris
Craig S. Harris
Sr. Customer Service Representative



TENNESSEE GAS PIPELINE

By:  /s/ L. G. Williams
     Director, Transportation Services
     Central Region


ATLANTA GAS LIGHT COMPANY

By:  /s/ Steven J. Gunther
Date:  December 19, 1995